     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 20, 1999


                                               SECURITIES ACT FILE NO. 333-77531
                                       INVESTMENT COMPANY ACT FILE NO. 811-09313
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [X]

                         PRE-EFFECTIVE AMENDMENT NO. 3

                                                                             [X]

                          POST-EFFECTIVE AMENDMENT NO.
                                                                             [ ]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 4                              [X]
                        (Check appropriate box or boxes)
                            ------------------------
        MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.
                                        (Exact Name of Registrant as Specified
in Charter)
                            ------------------------
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 TERRY K. GLENN
                  MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)
                            ------------------------
                                     COPIES TO:

              MICHAEL J. HENNEWINKEL, ESQ.                                 FRANK P. BRUNO, ESQ.
              FUND ASSET MANAGEMENT, L.P.                                    BROWN & WOOD LLP
                     P.O. BOX 9011                                        ONE WORLD TRADE CENTER
            PRINCETON, NEW JERSEY 08543-9011                          NEW YORK, NEW YORK 10048-0557

                            ------------------------
Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      PROPOSED         PROPOSED
                                                                    AMOUNT            MAXIMUM          MAXIMUM
TITLE OF                                                             BEING         OFFERING PRICE     AGGREGATE
SECURITIES BEING REGISTERED                                      REGISTERED(1)        PER UNIT      OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value)...............................   5,635,000 shares        $15.00        $84,525,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                 AMOUNT OF
TITLE OF                                                        REGISTRATION
SECURITIES BEING REGISTERED                                        FEE(2)
-----------------------------------------------------------------------------------------------
Common Stock ($.10 par value)...............................      $23,498
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



(1) Includes 735,000 shares subject to the underwriter's over-allotment option.


(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA. $23,498 was previously paid.


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--------------------------------------------------------------------------------

PROSPECTUS


                                4,900,000 SHARES


                  MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.
                                  COMMON STOCK
                            ------------------------

     MuniHoldings California Insured Fund V, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes. The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.


     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common stock has been approved for listing on the New York Stock Exchange under the symbol "CAF." Trading of the Fund's common stock on the exchange is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriter does not intend to make a market in the Fund's shares. Thus, investors may not be able to buy and sell shares of the Fund during that time.


     Within approximately three months after completion of this offering of common stock, the Fund intends to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The use of preferred stock to leverage the common stock can create special risks.
                            ------------------------
     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
                            ------------------------

     INVESTING IN THE COMMON STOCK INVOLVES CERTAIN RISKS, WHICH ARE DESCRIBED IN THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 8 OF THIS PROSPECTUS.


                                            PER SHARE              TOTAL
                                            ---------              -----
Public Offering Price..............          $15.00             $73,500,000
Sales Load.........................            None                    None
Proceeds, before expenses, to
  Fund.............................          $15.00             $73,500,000



     The Fund's investment adviser or an affiliate will pay the underwriter a commission in the amount of 2.00% of the public offering price per share in connection with the sale of the common stock.



     The underwriter may also purchase up to an additional 735,000 shares at the public offering price within 45 days from the date of this prospectus to cover over-allotments.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


     The shares of common stock will be ready for delivery in New York, New York on or about July 23, 1999.

                            ------------------------
                              MERRILL LYNCH & CO.
                            ------------------------


                 The date of this prospectus is July 20, 1999.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Risk Factors and Special Considerations.....................      8
Fee Table...................................................     10
The Fund....................................................     11
Use of Proceeds.............................................     11
Investment Objective and Policies...........................     11
Risks and Special Considerations of Leverage................     23
Investment Restrictions.....................................     26
Directors and Officers......................................     27
Investment Advisory and Management Arrangements.............     29
Portfolio Transactions......................................     31
Dividends and Distributions.................................     32
Taxes.......................................................     33
Automatic Dividend Reinvestment Plan........................     38
Mutual Fund Investment Option...............................     40
Net Asset Value.............................................     40
Description of Capital Stock................................     41
Custodian...................................................     44
Underwriting................................................     44
Transfer Agent, Dividend Disbursing Agent and Registrar.....     46
Legal Opinions..............................................     46
Experts.....................................................     46
Additional Information......................................     46
Independent Auditors' Report................................     48
Statement of Assets, Liabilities and Capital................     49
Appendix I -- Economic and Other Conditions in California...     50
Appendix II -- Ratings of Municipal Bonds...................     65
Appendix III -- Portfolio Insurance.........................     72
Appendix IV -- Taxable Equivalent Yields for 1999...........     74


                            ------------------------
     INFORMATION ABOUT THE FUND CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM. THIS INFORMATION IS ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV AND COPIES MAY BE OBTAINED UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009.
                            ------------------------
     You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. Our business, financial condition, results of operations and prospects may have changed since that date.

                               PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

THE FUND MuniHoldings California Insured Fund V, Inc. is a newly organized, non-diversified, closed-end management investment company.


THE OFFERING   The Fund is offering 4,900,000 shares of common stock at an initial offering price of $15.00 per share. The common stock is being offered by Merrill Lynch, Pierce, Fenner & Smith
               Incorporated, as underwriter. The underwriter may also purchase up to an additional 735,000 shares of common stock within 45 days of the date of this prospectus to cover over-allotments.


INVESTMENT
OBJECTIVE
AND POLICIES   The investment objective of the Fund is to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

               Investment Grade Municipal Bonds. The Fund intends to invest in municipal bonds that are rated investment grade by one or more nationally recognized statistical rating agencies or, if unrated, are considered by the Fund's investment adviser to be of comparable quality.

               California Municipal Bonds. The Fund will generally invest substantially all (at least 80%) of its assets in California municipal bonds. However, when the Fund's investment adviser believes that investment grade California municipal bonds are not available in sufficient amounts at an appropriate price, the Fund may invest a lesser amount of its assets in these securities. At all times, except during periods when the Fund is in the process of investing its proceeds from a public offering or during temporary defensive periods, the Fund intends to invest at least 65% of its assets in California municipal bonds and at least 80% of its assets in California municipal bonds and other long-term municipal bonds. These other long-term municipal bonds that the Fund may buy will be exempt from Federal income tax but not California income tax.

               The Fund will normally invest at least 80% of its assets in insured municipal obligations with remaining maturities of one year or more. Insured municipal obligations are covered by insurance that guarantees timely interest payments and the repayment of principal at maturity.


               In general, the Fund does not intend its investments to earn a large amount of income that is subject to Federal and California income taxes.


               Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

               Options and Futures Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund does not, however, intend to enter into options and futures transactions for speculative purposes. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

LEVERAGE Issuance of Preferred Stock. The Fund intends to offer shares of preferred stock within three months after completion of this offering. The preferred stock will represent approximately 40% of the Fund's capital, including the capital raised by issuing the preferred stock. There can be no assurance, however, that preferred stock will actually be issued. Issuing preferred stock will result in the leveraging of the common stock. Although the Board of Directors has not yet determined the terms of the preferred stock offering, the Fund expects that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years). The preferred stock dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The money raised by the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. In addition, at times, when the Fund is required to allocate taxable income to preferred stockholders, the terms of the preferred stock may require the Fund to make an additional distribution to them. The amount of this additional distribution approximately equals the tax liability resulting from the allocation (an "Additional Distribution"). During periods when the Fund has preferred stock outstanding, the Fund will pay fees to the investment adviser for its services that are higher than if the Fund did not issue preferred stock because the fees will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred stock.

               Potential Benefits of Leverage. Under normal market conditions, longer term obligations produce higher yields than short and medium term obligations. The Fund's investment adviser believes that the interest income the Fund receives from its long term investments will exceed the amount of interest the Fund must pay to the preferred stockholders. Thus, the Fund's use of preferred stock should provide common stockholders with a higher yield than they would receive if the Fund were not leveraged.

               Risks. The use of leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock. Since any decline in the value of the Fund's investments will affect only the common stockholders, in a declining market the use of leverage will cause the Fund's net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for shares of common stock. In addition, fluctuations in the dividend rates paid on, and the amount of taxable income allocable to, the preferred stock will affect the yield to common stockholders. There can be no assurance that the Fund will earn a higher net return on its investments than the then current dividend rate (and any Additional Distribution) it pays on the preferred stock. Under certain conditions, the benefits of leverage to common stockholders will be reduced, and the Fund's leveraged capital structure could result in a lower rate of return to common stockholders than if the Fund were not leveraged.

               Distributions. When the Fund issues preferred stock, common stockholders will receive all of the Fund's net income that remains after it pays dividends (and any Additional Distribution) on the preferred stock and generally will be entitled to a pro rata share of net realized capital gains. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred stock plus any accumulated and unpaid dividends and Additional Distributions.

               Redemption of Preferred Stock. The Fund may redeem the preferred stock for any reason. For example, the Fund may redeem all or part of the preferred stock if it believes that the Fund's leveraged capital structure will cause common stockholders to obtain a lower return than they would if the common stock were unleveraged for any significant amount of time.

               Voting Rights. Preferred stockholders, voting as a separate class, will be entitled to elect two of the Fund's Directors. Common and preferred stockholders, voting together as a single class, will be entitled to elect the remaining Directors. If the Fund fails to pay dividends to the preferred stockholders for two full years, the holders of all outstanding shares of preferred stock, voting as a separate class, would then be entitled to elect a majority of the Fund's Directors. The preferred stockholders also will vote separately on certain other matters as required under the Fund's Articles of Incorporation, the Investment Company Act of 1940, as amended, and Maryland law. Otherwise, common and preferred stockholders will have equal voting rights (one vote per share) and will vote together as a single class.

               Ratings. Before it offers the preferred stock, the Fund intends to apply to one or more nationally recognized statistical ratings organizations for ratings on the preferred stock. The Fund believes that a rating for the preferred stock will make it easier to market the stock, which should reduce the dividend rate.


LISTING        Currently, there is no public market for the Fund's common stock.
               However, the Fund's common stock has been approved for listing on the New York Stock Exchange. Trading of the Fund's common stock is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriter does not intend to make a market in the Fund's shares of common stock. Thus, investors may not be able to buy and sell shares of the Fund during that period.


INVESTMENT
ADVISER Fund Asset Management, L.P. is the Fund's investment adviser and provides investment advisory and management services to the Fund. For its services, the Fund pays the investment adviser a fee at the annual rate of 0.55% of the Fund's average weekly net assets, including assets acquired from the sale of preferred stock.

DIVIDENDS
AND
DISTRIBUTIONS  The Fund intends to distribute dividends of all or a portion of its net investment income to common stockholders each month. Once the Fund issues preferred stock, the monthly dividends to common stockholders will consist of all or a portion of net investment income that remains after the Fund pays dividends (and any Additional Distribution) on the preferred stock. At times, in order to maintain a stable level of monthly dividends to common stockholders, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to net investment income. The Fund expects to begin paying dividends to common stockholders within approximately 90 days from the date of this prospectus. The Fund will distribute net capital gains, if any, at least annually to common stockholders and, after it issues the preferred stock, on a pro rata basis to common and preferred stockholders. When the Fund allocates capital gains or other taxable income to preferred stockholders, under certain circumstances, the terms of the preferred stock may require the Fund to make an Additional Distribution. The Fund may not declare any cash dividend or other distribution on its common stock unless the preferred stock has asset coverage of at least 200%. If the Fund issues preferred stock representing 40% of its total capital, the preferred stock's asset coverage will be approximately 250%. If the Fund's ability to make distributions on its common stock is limited, the Fund may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for common stockholders.

YIELD
CONSIDERATIONS The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in tax-exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short-term rates and long-term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "Leverage", the timing of the investment of preferred stock

               \proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made and no guarantee can be given that the Fund will achieve or maintain any particular yield level.

AUTOMATIC
DIVIDEND
REINVESTMENT
PLAN Dividend and capital gains distributions generally are used to purchase additional shares of the Fund's common stock. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

MUTUAL FUND
INVESTMENT
OPTION Investors who purchase shares in this offering through the underwriter and later sell their shares have the option, subject to certain conditions, to purchase Class D shares of certain Merrill Lynch funds with the proceeds from the sale.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading. Before the Fund's common stock is listed on the New York Stock Exchange, an investment in the Fund may be illiquid.

     Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." Investors who sell their shares within a relatively short period after completion of the public offering are more likely to be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

     California Municipal Bonds. The Fund intends to invest the majority of its portfolio in California municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of California municipal bonds than is a municipal bond fund that invests more widely.

     Interest Rate and Credit Risk. The Fund invests in municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.


     Non-diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax laws.


     Rating Categories. The Fund intends to invest in municipal bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. or Fitch IBCA, Inc. It may also invest in unrated municipal bonds that the Fund's investment adviser believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

     Private Activity Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the Federal alternative minimum tax.

     Portfolio Insurance and Rating Agencies. The Fund will be subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance and to guidelines of one or more nationally recognized statistical ratings organizations that may issue ratings for the preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended. The Fund does not expect these requirements or guidelines to prevent the investment adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Leverage. The Fund plans to offer shares of preferred stock. The preferred stock will represent approximately 40% of the Fund's capital, including capital raised by issuing the preferred stock. Leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock. Leverage also creates the risk that the investment return on shares of the Fund's common stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders.

     Inverse Floating Obligations. The Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.


     Options and Futures Transactions. The Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to use hedging and may choose not to do so.


     Antitakeover Provisions. The Fund's Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
     Maximum Sales Load (as a percentage of offering
      price)................................................  None
     Dividend Reinvestment Plan Fees........................  None
ANNUAL EXPENSES (as a percentage of net assets attributable
  to Common Stock):
     Investment Advisory Fees(a)(b).........................   .92%
     Interest Payments on Borrowed Funds....................  None
     Other Expenses(a)(b)...................................   .42%
                                                              ----
          Total Annual Expenses(a)(b).......................  1.34%
                                                              ====

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
EXAMPLE                                                    ------    -------    -------    --------
     An investor would pay the following expenses on a
     $1,000 investment, assuming total annual expenses of
     1.34% (assuming leverage of 40% of the Fund's total
     assets) and a 5% annual return throughout the
     periods:............................................   $14        $42        $73        $161

------------
(a) Assumes leverage by issuing preferred stock in an amount of approximately 40% of the Fund's capital at a dividend rate of 3.25%. The Fund intends to use leverage only if the Investment Adviser believes that it would result in higher income to shareholders over time. See "Risks and Special Considerations of Leverage." If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fees would be 0.55%, Other Expenses would be 0.19% and Total Annual Expenses would be 0.74%.


(b) See "Investment Advisory and Management Arrangements" -- page 29.


     The Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by the Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                    THE FUND

     MuniHoldings California Insured Fund V, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on April 5, 1999, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is
(609) 282-2800.

     The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies do not generally make a continuous offering of their shares or redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Shares of closed-end investment companies, however, frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.


     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end investment companies advised by the Fund's investment adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock -- Certain Provisions of the Articles of Incorporation."


                                USE OF PROCEEDS


     The net proceeds of this offering will be approximately $73,285,000 (or approximately $84,310,000 assuming the Underwriter exercises the over-allotment option in full) after payment of offering expenses estimated to be approximately $215,000.


     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of common stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide shareholders with current income exempt from Federal and California income taxes. The Fund will seek to achieve its objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, each of which pays interest which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes ("California Municipal Bonds"). The Fund intends to invest substantially all (at least 80%) of its assets in California Municipal Bonds, except at times when the Fund's investment adviser, Fund Asset Management, L.P. (the "Investment Adviser"), considers that California Municipal

Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. To the extent the Investment Adviser considers that suitable California Municipal Bonds are not available for investment, the Fund may purchase other long-term municipal obligations exempt from Federal but not California income taxes ("Municipal Bonds"). The Fund will maintain at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund's investment objective is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of options and futures transactions to reduce volatility in the net asset value of its shares of common stock.

     The Fund ordinarily does not intend to realize significant investment income that is subject to Federal and California income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

     The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in California Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term California Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities are considered "California Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

     Investment in shares of the Fund's common stock offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal and California income taxes by investing in a professionally managed portfolio comprised primarily of investment grade insured California Municipal Bonds. Investment in the Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of California Municipal Bonds. Additionally, the Investment Adviser will seek to enhance the yield on the common stock by leveraging the Fund's capital structure through the issuance of preferred stock. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee and operational costs. Additionally, the use of leverage involves certain expenses and special risk considerations. See "Risks and Special Considerations of Leverage."

     The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds rated at the date of purchase in the four highest rating categories of Standard & Poor's ("S&P"), Moody's Investors Services, Inc.

("Moody's") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-3 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix II to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of Municipal Bonds. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancements to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or the financial institution that provided such insurance or credit enhancements. Consequently, if California Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Investment Adviser may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such California Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured California Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance.

     The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

     The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio generally can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio generally can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

     The Fund intends to invest primarily in long-term California Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term California Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to Federal and California income taxes.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Federal tax laws. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE


     Under normal circumstances, at least 80% of the Fund's assets will be invested in California Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Fund will seek to limit its investments to municipal bonds insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be at all times available. See Appendix III to this Prospectus for a brief description of S&P's, Fitch's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured California Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. The Fund also may purchase California Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. It is anticipated that initially a majority of insured California Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

     The Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee the payment of principal and interest on specified eligible California Municipal Bonds and Municipal Bonds purchased by the Fund. A California Municipal Bond or a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured California Municipal Bond and Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

     The Policies will be effective only as to insured California Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any California Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

     The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of the Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

     The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies currently ranges from approximately
 .02 of 1% to .15 of 1% of the principal amount of the California Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of California Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Appendix III to this Prospectus. In instances in which the Fund purchases California Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the California Municipal Bonds and Municipal Bonds.

     It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser's ability to manage the portfolio may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other California Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of the Fund's method of valuing defaulted securities and securities that have a significant risk of default.

     There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to the Fund. In the event the Board of Directors determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the California Municipal Bonds and

Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

     The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured California Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured California Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates or other market conditions).

DESCRIPTION OF CALIFORNIA MUNICIPAL BONDS AND MUNICIPAL BONDS


     California Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multifamily housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are California Municipal Bonds if the interest thereon is exempt from Federal and California income taxes, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this prospectus, Non-Municipal Tax-Exempt securities as discussed above will be considered California Municipal Bonds or Municipal Bonds.


     The two principal classifications of California Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs". General obligation bonds (other than those of the State of California which has limited taxing powers) are typically secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. California Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     The Fund may purchase California Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of the Fund's assets that may be invested in California Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See
"Taxes -- General." Also included within the general category of California Municipal Bonds and/or Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.


     Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of California Municipal Bonds and Municipal Bonds for investment by the Fund.


SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL BONDS

     The Fund ordinarily will invest at least 80% of its total assets in California Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of California Municipal Bonds to this degree. Beginning in the 1990-91 fiscal year, the State of California faced the worst economic, fiscal and budget conditions since the 1930's. On July 5, 1994, all three of the rating agencies rating the State of California's long-term debt lowered their ratings of the State of California's general obligation bonds. Moody's lowered its rating from "Aa" to "A1", S&P lowered its rating from "A+" to "A" and Fitch lowered its rating from "AA" to "A". A steady upturn has been under way since 1994 and as of the date of this Prospectus, S&P and Fitch have upgraded their ratings to A+ and AA-, respectively. No assurance can be given that ratings will not be lowered in the future. FAM does not believe that the current economic conditions in California will have a significant adverse effect on the ability of the Fund to invest in high quality California Municipal Bonds. For a discussion of economic and other conditions in the State of California, see Appendix I, "Economic and Other Conditions in California."

OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

     Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell California Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Indexed and Inverse Floating Obligations. The Fund may invest in California Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, the Fund may invest in California Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain California Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such California Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

     Call Rights. The Fund may purchase a California Municipal Bond or Municipal Bond issuer's right to call all or a portion of such California Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related California Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related California Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related California Municipal Bond or Municipal Bond is identical to holding a California Municipal Bond or Municipal Bond as a non-callable security.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

OPTIONS AND FUTURES TRANSACTIONS


     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common stock, the net asset value of the common stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the common stock, hedging transactions will result in a larger impact on the net asset value of the common stock than would be the case if the common stock were not leveraged. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.


     Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See
"Taxes -- Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the preferred stock from one or more nationally recognized statistical ratings organizations ("NRSROs"), the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such organizations.

     The following is a description of the options and futures transactions in which the Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

     Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to California Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options may serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in California Municipal Bonds and Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

     The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging California Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S.

Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the California Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

     Risk Factors in Options and Futures Transactions. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and California Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes does not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

     Certain risks are involved in options and futures transactions. The Investment Adviser believes, however, that, because the Fund will engage in options and futures transactions only for hedging purposes, the Fund's options and futures portfolio strategies will not subject the Fund to those risks associated with speculation in options and futures transactions.

     The volume of trading in the exchange markets with respect to California Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

     If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

     The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaged in hedging transactions when movements in interest rates occur.

                  RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE

     Within approximately three months after the completion of this offering, the Fund intends to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. Issuing the preferred stock will result in the leveraging of the common stock. Although the Fund's Board of Directors has not yet determined the terms of the preferred stock offering, the Fund anticipates that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, the Fund anticipates that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation (an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred stock and the longer-term rates received by the Fund may provide holders of common stock with a potentially higher yield.

     The use of leverage, however, involves certain risks to the holders of common stock. For example, issuance of the preferred stock may result in higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of common stock. Leverage will allow holders of common stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) paid on the preferred stock. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common stock, the use of leverage will increase the amount of such gains distributed to holders of common stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate (and any Additional Distribution) on the preferred stock were to exceed the net return on the Fund's portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the cost of issuing the preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common stock than if the Fund were not leveraged. If the Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of common stock.

     In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common stock dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common stock or the preferred stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock under the following circumstances:

     - if the Fund anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of common stock than it can obtain if the common stock were not leveraged,

     - if the asset coverage for the preferred stock declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common stock in tender offers, or

     - in order to maintain the asset coverage guidelines established by the NRSROs that have rated the preferred stock.

     Redemption of the preferred stock or insufficient investment income to make dividend payments, may reduce the net asset value of the common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

     As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has preferred stock outstanding, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred stock because the fees paid will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred stock.

     Assuming the use of leverage by issuing preferred stock (paying dividends at a rate that generally will be adjusted every 28 days) in an amount representing approximately 40% of the Fund's capital at an annual dividend rate of 3.25% payable on such preferred stock based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be 1.30%.

     The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by the issuance of preferred stock representing approximately 40% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)..........  (10)%   (5)%    0%    5%    10%
Corresponding Common Stock Return...................  (19)%  (11)%   (2)%   6%    15%

     Leveraging the common stock cannot be fully achieved until preferred stock is issued and the proceeds of such offering have been invested in long-term California Municipal Bonds and Municipal Bonds.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

     If short-term or medium-term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common stock as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the Fund's Articles Supplementary, which establish the rights and preferences of the preferred stock, or otherwise by purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem or repurchase outstanding preferred stock, the Board of Directors will take into account a variety of factors, including the following:

     - market conditions,

     - the ratio of preferred stock to common stock, and

     - the expenses associated with such redemption or repurchase.

If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund had issued but later repurchased or redeemed.

     The Fund intends to apply for ratings of the preferred stock from one or more NRSROs. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on the obligations held by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock. Under the Fund's proposed capital structure, assuming the sale of shares of preferred stock representing approximately 40% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately 250% of the liquidation value of the Fund's preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to issuance of the preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of the preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of the outstanding shares of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

          1. Make investments for the purpose of exercising control or management.


          2. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.


          3.  Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except that the Fund may purchase California Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
     (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

          c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related California Municipal Bonds and Municipal Bonds.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     The Investment Adviser of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                             DIRECTORS AND OFFICERS

     Information about the Directors, executive officers and the portfolio managers of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     TERRY K. GLENN (58) -- President and Director(1)(2) -- Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     RONALD W. FORBES (58) -- Director(2) -- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989; Consultant, Urban Institute, Washington, D.C. since 1995.

     CYNTHIA A. MONTGOMERY (46) -- Director(2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L.

Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

     CHARLES C. REILLY (67) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990.

     KEVIN A. RYAN (66) -- Director(2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST (61) -- Director(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander's Inc.

     ARTHUR ZEIKEL (66) -- Director(1)(2) -- Chairman of the Investment Adviser and MLAM from 1997 to 1999; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof 1993 to 1997; Executive Vice President of ML & Co. from 1990 to 1999.

     VINCENT R. GIORDANO (54) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

     KENNETH A. JACOB (48) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Investment Adviser since 1984.

     ROBERT A. DIMELLA, CFA (32) -- Vice President and Portfolio
Manager(1)(2) -- Vice President of MLAM since 1997; Assistant Vice President of MLAM from 1995 to 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995.

     WALTER O'CONNOR (37) -- Vice President and Portfolio
Manager(1)(2) -- Director (Municipal Tax Exempt) of MLAM since 1997; Vice President of MLAM from 1993 to 1997.

     DONALD C. BURKE (38) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

     WILLIAM E. ZITELLI, JR. (30) -- Secretary(1)(2) -- Attorney associated with the Investment Adviser since 1998; Attorney associated with Pepper Hamilton LLP from 1997 to 1998; Attorney associated with Reboul, MacMurray, Hewitt, Maynard and Kristol from 1994 to 1997.

------------
(1) Interested person, as defined in the 1940 Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

     In the event that the Fund issues preferred stock, in connection with the election of the Fund's Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

COMPENSATION OF DIRECTORS

     Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors who are affiliated persons of ML & Co. or its subsidiaries.


     The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $2,000 per year plus $200 per meeting attended, and pays all Director's out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of the Board's audit and nominating committee (the "Committee"), which consists of all the non-affiliated Directors, an annual fee of $800. The Chairman of the Committee receives an additional annual fee of $1,000.


     The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.


                                                                                           TOTAL
                                                                   PENSION OR           COMPENSATION
                                                                   RETIREMENT          FROM FUND AND
                                                AGGREGATE           BENEFITS              FAM/MLAM
                                               COMPENSATION    ACCRUED AS PART OF    ADVISED FUNDS PAID
NAME OF DIRECTOR                                FROM FUND         FUND EXPENSE          TO DIRECTORS
----------------                               ------------    ------------------    ------------------
Ronald W. Forbes(1)..........................     $3,600              None                $192,567
Cynthia A. Montgomery(1).....................     $3,600              None                $192,567
Charles C. Reilly(1).........................     $4,600              None                $362,858
Kevin A. Ryan(1).............................     $3,600              None                $192,567
Richard R. West(1)...........................     $3,600              None                $334,125


------------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (37 registered investment companies consisting of 50 portfolios); Ms. Montgomery (37 registered investment companies consisting of 50 portfolios); Mr. Reilly (56 registered investment companies consisting of 69 portfolios); Mr. Ryan (37 registered investment companies consisting of 50 portfolios); and Mr. West (58 registered investment companies consisting of 83 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS


     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and management services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of June 1999, the Asset Management Group had a total of approximately $516 billion in investment company and other portfolio assets under management (approximately $36 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Robert A. DiMella and Walter O'Connor are the portfolio managers of the Fund and are primarily responsible for the Fund's day-to-day management.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of shares of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of preferred stock, Securities and Exchange Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to providing the best price and execution, securities firms that provide investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Research information provided to the Investment Adviser by securities firms is supplemental. It does not replace or reduce the level of services performed by the Investment Adviser and the expenses of the Investment Adviser will not be reduced because it receives supplemental research information.

     The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

     The Fund also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

     The Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, presently it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

                          DIVIDENDS AND DISTRIBUTIONS


     The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. From and after issuance of the preferred stock, monthly dividends to holders of common stock normally will consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred stock. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of common stock. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and any preferred stock. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its common stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of common stock. See "Taxes."

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common stock may be automatically reinvested in shares of common stock of the Fund. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in tax-exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short-term rates and long-term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "Risks and Special Considerations of Leverage", the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.

                                     TAXES

GENERAL

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income for Federal income tax purposes ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs or IDBs if any, held by the Fund.

     So long as, at the close of each quarter the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Bonds, the portion of exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds also will be exempt from California income tax. However, exempt-interest dividends paid to a corporate shareholder subject to California state franchise tax will not be exempt from California taxation. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Fund will inform shareholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from California income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or California income tax purposes to the extent attributable to exempt-interest dividends.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered taxable ordinary income for Federal and California income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends or capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated for Federal income tax purposes as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     The Internal Revenue Service ("Service") has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common stock and series of preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.


     The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.


     If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax and California income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.


     As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Service to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends on the common stock would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the Federal alternative minimum tax.

     The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some taxpayers may be subject to 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and California income and corporate franchise tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and California income and corporate franchise tax laws. The Code and the Treasury Regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of common stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by State Street Bank and Trust Company, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Holders of common stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by State Street Bank and Trust Company, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to State Street Bank and Trust Company, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.


     Whenever the Fund declares an income dividend or a capital gains distribution (collectively, referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or
(ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the New York Stock Exchange (the "NYSE") or elsewhere. If on the payment date for the dividend, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the shares of common stock commence trading on the NYSE, participants in the Plan will receive any dividends in newly issued shares.

     In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase prices paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.


     All correspondence concerning the Plan should be directed to the Plan Agent at 225 Franklin Street, Boston, Massachusetts 02110.

                         MUTUAL FUND INVESTMENT OPTION

     Purchasers of shares of common stock of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares of common stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class D Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the shares of common stock commence trading on the NYSE, the distributor for the mutual funds will advise Merrill Lynch Financial Consultants as to those mutual funds that offer the investment option described above.

                                NET ASSET VALUE

     Net asset value per share of common stock is determined as of 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The California Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

     The Fund determines and makes available for publication the net asset value of its common stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as common stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. Within approximately three months after completion of the offering of the common stock described herein, the Fund intends to reclassify an amount of unissued common stock as preferred stock and at that time to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There is no assurance that such preferred stock will be issued.

COMMON STOCK

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

     So long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Preferred Stock" below.

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

     The Investment Adviser provided the initial capital for the Fund by purchasing 6,667 shares of common stock of the Fund for $100,005. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED STOCK

     It is anticipated that the Fund's shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

     The Fund's Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock) within approximately three months after completion of the offering of common stock, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of common stock described in the prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation), the initial series of preferred stock will be structured to carry either a relatively short-term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium-term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of the preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an Additional Distribution (as defined in "Risks and Special Considerations of Leverage -- Effects of Leverage") to such holders. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below. The Fund's Articles of Incorporation, as amended, together with any Articles Supplementary, is referred to below as the "Charter."

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared and any accumulated and unpaid Additional Distribution) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class.

     In connection with the election of the Fund's directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's directors, and the remaining directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

     Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause, but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of preferred stock may be removed only by action of such holders.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with other corporations,

     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

     - a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following the proposed issuance of the preferred stock, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the by-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

     Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Securities and Exchange Commission for the full text of these provisions.

                                   CUSTODIAN


     The Fund's securities and cash are held under a custodial agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                                  UNDERWRITING


     Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase 4,900,000 shares of common stock from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.



     The Underwriter has advised the Fund that it proposes initially to offer the shares of common stock to the public at the public offering price set forth on the cover page of this prospectus. There is no sales charge or underwriting discount charged to investors on purchases of shares of common stock in the offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of shares of common stock in the offering in the amount of $.30 per share. Such payment is equal to 2.00% of the initial public offering price per share. The Underwriter also has advised the Fund that from this amount the Underwriter may pay a concession to certain dealers not in excess of $.30 per share on sales by such dealers. After the initial public offering, the public offering price and other selling terms may be changed. Investors must pay for shares of common stock purchased in the offering on or before July 23, 1999.



     The Fund has granted the Underwriter an option, exercisable for 45 days after the date hereof, to purchase up to 735,000 additional shares of common stock to cover over-allotments, if any, at the initial offering price.

     The Underwriter may engage in certain transactions that stabilize the price of the shares of common stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of common stock.

     If the Underwriter creates a short position in the shares of common stock in connection with the offering, i.e., if it sells more shares of common stock than are set forth on the cover page of this prospectus, the Underwriter may reduce that short position by purchasing shares of common stock in the open market. The Underwriter also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

     The Underwriter also may impose a penalty bid on certain selling group members. This means that if the Underwriter purchases shares of common stock in the open market to reduce the Underwriter's short position or to stabilize the price of the shares of common stock, it may reclaim the amount of the selling concession from the selling group members who sold those shares of common stock as part of the offering.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

     Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of common stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.


     Prior to this offering, there has been no public market for the common stock. The Fund's common stock have been approved for listing on the NYSE. However, during an initial period which is not expected to exceed two weeks from the date of this prospectus, the Fund's common stock will not be listed on any securities exchange. Additionally, before it begins trading, the Underwriter does not intend to make a market in the Fund's common stock, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Fund during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.


     The Fund anticipates that the Underwriter may from time to time act as a broker in connection with the execution of its portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

     The Underwriter is an affiliate of the Investment Adviser of the Fund.

     The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR


     The transfer agent, dividend disbursing agent and registrar for the shares of common stock of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the common stock offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, New York, New York.

                                    EXPERTS


     The statement of assets, liabilities and capital of the Fund as of June 15, 1999 included in this prospectus has been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, and on their authority as experts in auditing and accounting. The selection of independent auditors is subject to ratification by shareholders of the Fund.


                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission:
Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the

Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem before January 1, 2000. The Investment Adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Investment Adviser that they also expect to resolve the Year 2000 Problem, and the Investment Adviser will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.

     The State of California relies on information technology in every aspect of its operation and the risks posed by the Year 2000 Problem are not confined to computer systems. They also include problems presented by embedded microchips (products or systems that contain microchips to perform functions such as traffic control, controlling instruments used in hospitals, and monitoring of the California Aquaduct). Although the State reports it is making substantial progress overall, the State cannot predict whether all critical systems will be ready and tested by late 1999 or what impact failure of any information technology system might have. The State Treasurer's Office (which operates the system responsible for debt service payments on State debt) has reported that it is scheduled to complete its remediation efforts by December 31, 1999. However, there is no centralized mechanism for reporting on the Year 2000 Problem remediation efforts of the over 1,200 other public agencies in California.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder,
MuniHoldings California Insured Fund V, Inc.:


We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings California Insured Fund V, Inc. as of June 15, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, such statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of MuniHoldings California Insured Fund V, Inc. as of June 15, 1999 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Princeton, New Jersey
July 19, 1999

                  MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.

                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                                 JUNE 15, 1999



ASSETS
     Cash...................................................    $100,005
     Offering costs (Note 1)................................     190,000
                                                                --------
          Total assets......................................     290,005
                                                                --------
LIABILITIES
     Liabilities and accrued expenses (Note 1)..............     190,000
                                                                --------
NET ASSETS..................................................    $100,005
                                                                ========
CAPITAL
     Common Stock, par value $.10 per share; 200,000,000
      shares authorized; 6,667 shares issued and outstanding
      (Note 1)..............................................    $    667
     Paid-in Capital in excess of par.......................      99,338
                                                                --------
     Total Capital-Equivalent to $15.00 net asset value per
      share of Common Stock (Note 1)........................    $100,005
                                                                ========


             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1.  ORGANIZATION


     The Fund was incorporated under the laws of the State of Maryland on April 5, 1999 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares of common stock for $100,005 on June 15, 1999. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.



     The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $26,250. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.


NOTE 2.  MANAGEMENT ARRANGEMENTS


     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory services at the annual rate of 0.55 of 1% of the Fund's average weekly net assets of the Fund, including any proceeds from the issuance of Preferred Stock. The Investment Adviser or affiliate will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated a commission in the amount of 2.00% of the price to the public in connection with the initial public offering of the Fund's Common Stock.


NOTE 3.  FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                   APPENDIX I

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

     The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of California issuers, however, it has not been updated. The Fund has not independently verified the information.

GENERAL ECONOMIC CONDITIONS

     The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services.

     California's July 1, 1998 population of over 33.2 million represented over 13% of the total United States population. As of July 1, 1990, the population of 29,944,000 represented an increase of over 6 million persons, or 26%, during the decade of the 1980s.

     California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96% of the State's population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the five-county Los Angeles area accounted for 49%, with 16.0 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of 6.9 million.

     From 1990-1993, the State suffered through a severe recession, the worst since the 1930s, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and by a major drop in real estate construction. California's economy has been recovering and growing steadily since the start of 1994. The current economic expansion is marked by strong growth in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production; growth is also strong in other business services, both nonresidential and residential construction and local education.

     In the Governor's Budget released on January 8, 1999, the Department of Finance projected that the California economy will show moderate growth through 2000, at a slower pace than in 1998. The economic expansion has been marked by strong growth in high technology business services (including computer software), construction, and computer and electronic components manufacturing. The Asian economic crisis, which began in 1997, has had some dampening effects on the State's economy, particularly in high technology manufacturing. The widening trade deficit, continuing weakness in Asia, initial signs of economic weakness in Latin America, and uncertainty in stock prices worldwide all support moderating growth in 1999. Other impacts of the international situation may help California, such as the reduction in long-term interest rates.

THE STATE

     Fiscal Years Prior to 1995-1996. The State's budget problems in the early 1990s were caused by a combination of external economic conditions and a structural imbalance in that the largest general fund programs (K-14 education, health, welfare and corrections) were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent federal and state welfare reform initiatives.

     As a result of these factors and others, and especially because the severe recession between 1990-1994 reduced revenues and increased expenditures for social welfare programs, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The State Legislature and the Governor of the State (the "Governor") agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year.

          1.  significant cuts in health and welfare program expenditures;

          2. transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

          3. transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98 (discussed below);

          4. reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

          5. maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupils through the 1993-94 Fiscal Year;

          6.  revenue increases, most of which were for a short duration;

          7. increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

          8.  various one-time adjustments and accounting changes.

     Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. For several years during the recession, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July 1994 and matured on April 25, 1996. However, the State's improved cash position in 1995-96 allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

1995-96 THROUGH 1997-98 FISCAL YEARS

     The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

     On August 18, 1997, the Governor signed the 1997-98 Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. The Governor announced that he was prepared to restore about $200 million of education spending upon satisfactory completion of legislation on an education testing program.

     The 1997-98 Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8% increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0% increase from the 1996-97 levels). On a budgetary basis, the SFEU was projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. As of January 9, 1998, the State Director of Finance estimated a reserve of $329 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million in vetoed funding.) The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. The State implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which matured on June 30, 1998.

     The following were major features of the 1997-98 Budget Act:

          1. The 1997-98 Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living increase component of Proposition 98, and to extend class size reduction and reading initiatives.

          2. The 1997-98 Budget Act reflected the $1.235 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts. There was no provision for any additional payments relating to this court case.

          3. Continuing the third year of a four-year "compact" which the Administration made with higher education units, funding from the General Fund for the University of California and California State University has increased by about six percent ($121 million and $107 million, respectively), and there was no increase in student fees.

          4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

          5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

          6. Unlike prior years, the 1997-98 Budget Act did not depend on federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, were included in the 1997-98 Budget Act, to offset incarceration costs for illegal aliens.

          7. The 1997-98 Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

     Pursuant to Article IV, Section 13(c) of the Constitution of the State of California, the State Legislature is required to adopt its budget for the upcoming fiscal year (July 1-June 30) by midnight of June 15th, and in the absence of which, the Legislature may not send to the Governor for consideration any bill appropriating funds for expenditure during the fiscal year for which the budget bill is to be enacted, except emergency bills or appropriations for the salaries and expenses of the Legislature. For the current fiscal year, as has been true since the late 1980's, the State Legislature did not adhere to this deadline. Due to the Legislature's failure to comply with this constitutional requirement, the Howard Jarvis Taxpayers Association sought an injunction in a Los Angeles Superior Court to prohibit the State from making certain types of payments in the absence of an adopted budget. On July 21, 1998, a preliminary injunction was issued. Under the terms of the injunction order, until such time as the budget was adopted, the State was precluded from making any payments from the State treasury for Fiscal Year 1998-99 except for certain enumerated expenditures.

     On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare payments from July 1st through August 5th. However, before a final resolution of the legal issues raised by the plaintiff, a budget for Fiscal Year 1998-99 was passed by the Legislature on August 11, 1998, and the Governor signed it on August 21, 1998.

     In signing the 1998-99 Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

     The 1998-99 Budget Act is based on projected general fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections.

     After giving effect to the Governor's vetoes, the 1998-99 Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The 1998-99 Budget Act projects a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of general fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

     The most significant feature of the 1998-99 Budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and counties, the bill provides for the general fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the general fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.


     In addition to the cut in VLF, the 1998-99 Budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).



     Other significant elements of the 1998-99 Budget Act were as follows:


          1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The 1998-99 Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

          2. Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

          3. The 1998-99 Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years. Future increases will depend on sufficient general fund revenue to trigger the phased cuts in VLF described above.

          4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

          5. Various other highlights of the 1998-99 Budget included new funding for resources projects, dedication of $376 million of general fund moneys for capital outlay projects, funding of a three percent State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

          6. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

     After the 1998-99 Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance, and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments' fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

     Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999 was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999 reserve is projected to be $1,159 million or $96 million below the level originally projected by the 1998-99 Budget Act. The reserve projected in the 1998-99 Budget Act was $1,255 million.


     Subsequent Events. On May 17, 1999, the Legislative Analyst released an updated report (the "LAO Report") on the Governor's proposal for fiscal year 1999-2000 Budget which concluded that for the fourth year in a row, California's budget outlook shows a major improvement in the May revision. The LAO's report determined that the revenue outlook was decidedly stronger because of (1) a brighter near-term economic outlook than previously assumed and (2) higher-than-expected personal income tax receipts, especially during April although a significant portion of the new revenues will be necessary to cover cost increases in Proposition 98 education and other state programs.

     The original budget's economic forecast was prepared in late 1998 when it appeared that the Asian economic crisis was resulting in a significant slowdown in economic activity. However, according to the LAO Report, since that time, the economic picture has brightened considerably, as both the nation and California appear to have avoided a major slowdown emanating from Asia's problems. Based on continued growth in real gross domestic product (GDP), strong consumer confidence, and other factors, the consensus economic outlook for 1999 now calls for real GDP growth of over 3.5%, or nearly double the projection contained in earlier budget forecasts. In California, employment data revisions revealed that instead of slowing in late 1998 and early 1999, as assumed, wage and salary jobs in the state continued to expand at a healthy pace. This more positive trend is expected to continue through 1999.



     On June 29, 1999, the Governor signed into law the State's budget for the 1999-2000 Fiscal Year (the "1999-2000 Budget").



     The 1999-2000 general fund Budget is as follows:



                             1999-2000 GENERAL FUND


                                 BUDGET SUMMARY


                             (DOLLARS IN MILLIONS)



                                                              1999-00
                                                              -------
Prior Year Balance..........................................  $ 2,412
Revenues and Transfers......................................  $62,981
                                                              -------
Total Resources Available...................................  $65,393
Expenditures................................................  $63,732
                                                              =======
Fund Balance................................................  $ 1,661
Budget Reserves:
  Reserve for Liquidation of Encumbrances...................  $   480
  Set aside for Employee Compensation and Litigation........  $   300
  Special Fund for Economic Uncertainties...................  $   881



     The 1999-2000 Budget is based on the Rolling revenue assumptions.

                           1999-2000 REVENUE SOURCES


                             (DOLLARS IN MILLIONS)



                                                              GENERAL    SPECIAL
                                                               FUND       FUND
                                                              -------    -------
Personal Income Tax.........................................  $32,914         --
Sales Tax...................................................   19,960    $ 2,185
Bank and Corporation Tax....................................    5,751         --
Highway Users Taxes.........................................       --      3,015
Motor Vehicle Fees..........................................       28      4,831
Insurance Tax...............................................    1,246         --
Estate Taxes................................................      907         --
Liquor Tax..................................................      269         --
Tobacco Taxes...............................................      130      1,091
Horseracing Fees............................................       --         39
Other.......................................................    1,776      3,615
                                                              -------    -------
Total.......................................................  $62,981    $14,776



     Education continues to be the single biggest expenditure item in the 1999-2000 Budget. All budgeted expenditures are as follows:



                         1999-2000 EXPENDITURES BY FUND


                             (DOLLARS IN MILLIONS)



                                               GENERAL    SPECIAL     BOND
                  FUNCTION                      FUND       FUNDS     FUNDS      TOTAL
                  --------                     -------    -------    ------    -------
Education (K-12).............................  $26,418    $    49    $   36    $26,503
Health and Human Services....................   16,921      4,002         5     20,928
Higher Education.............................    8,012        686       816      9,514
Business, Transportation and Housing.........      412      5,390       454      6,256
Trade and Commerce...........................      482          1        --        483
Tax Relief...................................    1,868         --        --      1,868
Local Government Subventions.................      322      3,255        --      3,577
Youth and Adult Corrections..................    4,738         17         7      4,762
Resources....................................    1,270        918        97      2,286
Environmental Protection.....................      176        547        75        798
State and Consumer Services..................      482        485        42      1,009
Other........................................    2,631        732        --      3,363
                                               -------    -------    ------    -------
Total........................................  $63,732    $16,082    $1,532    $81,346

WELFARE REFORM

     Congress passed and the President signed on August 22, 1996 the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reforming the nation's welfare system. Among its many provisions, the Law includes: (i) conversion to Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including
TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

     California's response to the federal welfare reforms is a new basic state welfare program called California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former Aid to Families with Dependent Children
(AFDC) and Greater Avenues to Independence (GAIN) programs, effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

     The long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience and until an independent evaluation of the CalWORKs program is completed. In the short-term, the implementation of the CalWORKS program has continued the trend of declining welfare caseloads. The CalWORKs caseload trend is projected to be 651,350 in 1998-99 and 598,000 in 1999-00, down from a high of 921,000 cases in 1994-95.

     The 1999-00 Governor's Budget limits CalWORKs expenditures to the annual $3.7 billion federal TANF Block Grant and prior year carryover amounts, and the state General Fund and county General Fund combined Maintenance of Effort Requirement of $2.9 billion. Any decision to maintain or exceed the Maintenance of Effort Requirement would need to be made in the context of available resources and competing budget demands.

LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

     The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Federal Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implements a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. County contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, county general fund contribution for court operations is reduced by $300 million, including $10.7 million to buy out the contribution of the 20 smallest counties, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the State's general fund backfilled the $362 million revenue loss to the Trial Court Trust Fund. In addition to this general fund backfill, a $50 million augmentation is included in the 1998 Budget Act for the trial courts to fund workload increases and high priority issues such as court security. In 1999-2000, county general fund contributions will be further reduced by an additional $92 million to buy out the next 17 smallest counties and reduce by ten percent the general fund contribution of the remaining 21 counties.

     In the aftermath of Proposition 13, the State provided aid from the general fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which has been caused by large investment losses in its pooled investment funds.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, and assessments to changes through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislature Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars. Proposition 218 does not affect the State or its ability to levy or collect taxes.

     On December 23, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to the Educational Revenue Augmentation Fund, which is a funding source for schools, is a reimbursable state mandated cost. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor the State. However, the case is now expected to be appealed through the court system. Should the courts find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion with an annual Proposition 98 General Fund cost of at least $3.6 billion. This cost would grow in accordance with the annual assessed value growth rate.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT AND PENDING INITIATIVES; PENDING LEGISLATION

     Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies, Article XIIIA, provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness, "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 Fiscal Year tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

     Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

     At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in the 1986-87 Fiscal Year or (ii) the amount required to insure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to
Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

     During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from the 1991-92 Fiscal Year to the 1993-94 Fiscal Year.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-95 Fiscal Year through the 2001-02 Fiscal Year to mitigate any adverse fiscal impact.

     Substantially increased general fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

     On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

     The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

     Opponents of Proposition 187 filed at least eight lawsuits (which were subsequently consolidated) challenging the constitutionality and validity of the measure. On March 18, 1998, a United States District Court judge entered as final judgment in the case, holding key portions of the measure unconstitutional and permanently enjoining the State from implementing those sections which would have required law enforcement, teachers and social services and health care workers to verify a person's immigration status and subsequently report illegal immigrants to authorities and deny them social services, health care and education benefits. An appeal by the State Attorney General was filed with the Ninth Circuit Court of Appeals on March 25, 1998 and is pending.

     Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

     The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to the state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission on State Mandates for redetermination. The Commission on State Mandates issued a decision in December 1998 determining that a portion, but not all, of the claims constituted state mandated local costs. The Commission is now developing parameters and guidelines for claims for reimbursement. The Department of Finance has not yet determined whether to seek judicial review of the Commission's decision.

     The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J. B. Stringfellow, Jr., et. al., the State is seeking recovery for post costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $300 million to $800 million.

     The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.

     The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. The superior court issued an order in December 1998, granting the State's demurrer to the entire action and dismissing the case. Plaintiffs have asked the court to reconsider its ruling.

     In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The Legislature also enacted a statute which required federal funding in order to comply with the Capitola judgment. The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs are petitioning the California Supreme Court for review. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

     In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers, which was later ratified by a State court judge having jurisdiction over a pending lawsuit brought by the State against these companies. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years, starting with some payments in the spring of 1999. Under the State's settlement, half of these moneys will be paid to the State, and half to local governments (cities and counties). The specific amount to be received by the State and local governments is, however, subject to adjustment for a number of reasons. First, the federal government has indicated that it may seek recovery of part of the State's settlement as reimbursement for federal Medicaid funding in prior years. The State expects to resist such a claim, which may ultimately be resolved by Congress. Second, various details in the settlement allow reduction of the companies' payments because of events such as certain federal government actions, reductions in cigarette sales, or bankruptcy of any settling companies.

     On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

     On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.

     In Jordan v. Department of Motor Vehicles, plaintiff challenged the validity and constitutionality of the State's smog impact fee and requested a refund of the fee. In October 1997, the trial court ruled in favor of the plaintiff and, in addition, ordered the State to provide refunds to all persons who paid the smog impact fee from the years before the filing of the lawsuit in 1995 to the present. The Plaintiff asserts that the total amount required to be refunded will exceed $350 million. The State has appealed.

     A judgment was entered for the plaintiff in August 1998 in the case of Ceridian Corporation v. Franchise Tax Board, a suit which challenged the validity of two sections of the California Tax laws. The first related to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second related to corporate deduction of dividends to the extent the earnings of the dividend-paying corporation have already been included in the measure of their California tax. If both sections of the California Tax law are ultimately invalidated, and all dividends become deductible, then the General Fund can become liable for approximately $200 to $250 million annually. The State has appealed the decision.

                                  APPENDIX II

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa            Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba             Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB            Debt rated "BBB" exhibits adequate protection parameters.
               However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB
B
CCC
CC
C Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3           Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR             Indicates that Fitch does not rate the specific issue.

Conditional    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD
DD
D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                  APPENDIX III

                              PORTFOLIO INSURANCE

     Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured California Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

     In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of California Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and
(ii) municipal securities no longer owned by the Fund.

     The Policies do not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premiums, the Policies may require that the Fund notify the insurance company as to all California Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

     The fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service ("Moody's"). There can be no assurance however, that insurance from insurance carriers meeting these criteria will be at all times available.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                  APPENDIX IV

                       TAXABLE EQUIVALENT YIELDS FOR 1999

                                                        1999
          TAXABLE INCOME*                            CALIFORNIA                A TAX-FREE YIELD OF
------------------------------------  1999 FEDERAL      TAX       ---------------------------------------------
  SINGLE RETURN      JOINT RETURN     TAX BRACKET     BRACKET     5.00%   5.50%   6.00%   6.50%   7.00%   7.50%
-----------------  -----------------  ------------   ----------   -----   -----   -----   -----   -----   -----
                                                                         IS EQUAL TO A TAXABLE YIELD OF
$ 26,645-$ 33,673  $ 53,288-$ 67,346     28.00%         8.0%      7.55     8.30    9.06    9.81   10.57   11.32
$ 33,674-$ 62,450  $ 67,347-$104,050     28.00%         9.3%      7.66     8.42    9.19    9.95   10.72   11.48
$ 62,451-$130,250  $104,051-$158,550     31.00%         9.3%      7.99     8.79    9.59   10.39   11.19   11.98
$130,251-$283,150  $158,551-$283,150     36.00%         9.3%      8.61     9.47   10.34   11.20   12.06   12.92
    Over $283,150      Over $283,150     39.60%         9.3%      9.13    10.04   10.95   11.87   12.78   13.69

------------

* An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay Federal alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the Federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 1999. The California taxable yields set forth in the above table presume that taxpayers in each Federal tax bracket are in the highest California tax bracket corresponding to that Federal bracket. The tax rates shown above do not apply to corporate taxpayers subject to the California corporate franchise tax. The tax characteristics of the Fund are described more fully elsewhere in this prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

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     Through and including October 18, 1999 (the 90th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                                4,900,000 SHARES


                  MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.

                                  COMMON STOCK

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                              MERRILL LYNCH & CO.


                                 JULY 20, 1999



                                                                 CODE 19061-0799


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--------------------------------------------------------------------------------

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (1) Financial Statements

         Independent Auditors' Report


         Statement of Assets, Liabilities and Capital as of June 15, 1999


         Notes to Statement of Assets, Liabilities and Capital as of June 15,
         1999


     (2) Exhibits:


                                     DESCRIPTION
                                     -----------
(a)(1)  --   Articles of Incorporation of the Fund(a)
(b)     --   By-Laws of the Fund(a)
(c)     --   Not applicable.
(d)(1)  --   Portions of the Articles of Incorporation and By-Laws of the
             Fund defining the rights of holders of shares of common
             stock of the Fund(b)
(d)(2)  --   Form of specimen certificate for shares of common stock of the Fund(c)
(e)     --   Form of Dividend Reinvestment Plan(c)
(f)     --   Not applicable
(g)     --   Form of Investment Advisory Agreement between the Fund and
             Fund Asset Management, L.P.(c)
(h)(1)  --   Form of Purchase Agreement between the Fund and Merrill
             Lynch, Pierce, Fenner & Smith Incorporated(c)
(h)(2)  --   Merrill Lynch Standard Dealer Agreement(c)
(i)     --   Not applicable
(j)     --   Form of Custodian Contract between the Fund and State Street
             Bank and Trust Company
(k)     --   Form of Registrar, Transfer Agency and Service Agreement
             between the Fund and State Street Bank and Trust Company
(l)     --   Opinion and Consent of Brown & Wood LLP
(m)     --   Not applicable
(n)(2)  --   Consent of Deloitte & Touche LLP, independent auditors for the Fund
(o)     --   Not applicable
(p)     --   Certificate of Fund Asset Management, L.P.
(q)     --   Not applicable
(r)     --   Not applicable


---------------
(a) Filed on April 30, 1999 as an exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-77531).
(b) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.

(c) Filed on May 18, 1999 as an exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-77531).

ITEM 25.  MARKETING ARRANGEMENTS.

     See Exhibits (h)(1) and (2).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees...........................................  $ 23,498
New York Stock Exchange listing fee.........................    88,100
Printing (other than stock certificates)....................    35,000
Engraving and printing stock certificates...................    20,000
Legal fees and expenses.....................................    35,000
NASD fees...................................................     8,953
Miscellaneous...............................................     4,449
                                                              --------
          Total.............................................  $215,000
                                                              ========



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock-Common Stock" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.

     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29.  INDEMNIFICATION.

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, filed as Exhibit
(a)(1) to this Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement, and the Investment Advisory Agreement, a form of which is filed as Exhibit (g)(1) to this Registration Statement, provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Reference is made to Section Six of the Purchase Agreement, a form of which is filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


     Fund Asset Management, L.P. (the "Investment Adviser") acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.



     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global

Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Equity Portfolio, two investment portfolios of EQ Advisors Trust.


     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

     The address of the Investment Adviser, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this
Item 30 and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano and Monagle are officers of one or more of such companies.

                                               POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
                 NAME                         INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
                 ----                    ----------------------------  ----------------------------------
ML&Co..................................  Limited Partner               Financial Services Holding
                                                                       Company; Limited Partner of FAM
Princeton Services.....................  General Partner               General Partner of MLAM

                                               POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
                 NAME                         INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
                 ----                    ----------------------------  ----------------------------------
Jeffrey M. Peek........................  President                     President of MLAM; President and
                                                                       Director of Princeton Services;
                                                                       Executive Vice President of ML &
                                                                       Co.; Managing Director and Co-Head
                                                                       of the Investment Banking Division
                                                                       of Merrill Lynch in 1997.
Terry K. Glenn.........................  Executive Vice President      Executive Vice President of MLAM;
                                                                       Executive Vice President and
                                                                       Director of Princeton Services;
                                                                       President and Director of PFD;
                                                                       Director of FDS; President of
                                                                       Princeton Administrators, L.P.
Donald C. Burke........................  Senior Vice President and     Senior Vice President, Treasurer
                                         Treasurer                     and Director of Taxation of MLAM;
                                                                       Senior Vice President and
                                                                       Treasurer of Princeton Services;
                                                                       Vice President of PFD; First Vice
                                                                       President of MLAM from 1997 to
                                                                       1999; Vice President of MLAM from
                                                                       1990 to 1997
Michael G. Clark.......................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services; Treasurer and Director
                                                                       of PFD; First Vice President of
                                                                       MLAM from 1997 to 1999; Vice
                                                                       President of MLAM from 1996 to
                                                                       1997
Linda L. Federici......................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Vincent R. Giordano....................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Michael J. Hennewinkel.................  Senior Vice President,        Senior Vice President of MLAM;
                                         General Counsel and           Senior Vice President, Director
                                         Secretary                     and Secretary of Princeton
                                                                       Services

                                               POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
                 NAME                         INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
                 ----                    ----------------------------  ----------------------------------
Philip L. Kirstein.....................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President General
                                                                       Counsel; Director and Secretary of
                                                                       Princeton Services
Ronald M. Kloss........................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services;
Debra W. Landsman-Yaros................  Senior Vice President         Vice President of PFD
Joseph T. Monagle, Jr..................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Brian A. Murdock.......................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services Senior Vice President and
                                                                       Treasurer of MLAM;
Gregory D. Upah........................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services


ITEM 31.  LOCATION OF ACCOUNT AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 33.  UNDERTAKINGS.

     (a) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) Registrant undertakes that:

          (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 20(th) day of July, 1999.


                                         MUNIHOLDINGS CALIFORNIA INSURED FUND V,
                                         INC.
                                                      (Registrant)

                                          By:     /s/ TERRY K. GLENN

                                          --------------------------------------
                                               (Terry K. Glenn, President)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or William E. Zitelli, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.


                    SIGNATURES                                     TITLE                     DATE
                    ----------                                     -----                     ----
                /s/ TERRY K. GLENN                   President (Principal Executive      July 20, 1999
---------------------------------------------------  Officer) and Director
                 (Terry K. Glenn)

                /s/ DONALD C. BURKE                  Treasurer (Principal Financial and  July 20, 1999
---------------------------------------------------  Accounting Officer)
                 (Donald C. Burke)

               /s/ RONALD W. FORBES                  Director                            July 20, 1999
---------------------------------------------------
                (Ronald W. Forbes)

             /s/ CYNTHIA A. MONTGOMERY               Director                            July 20, 1999
---------------------------------------------------
              (Cynthia A. Montgomery)

               /s/ CHARLES C. REILLY                 Director                            July 20, 1999
---------------------------------------------------
                (Charles C. Reilly)

                 /s/ KEVIN A. RYAN                   Director                            July 20, 1999
---------------------------------------------------
                  (Kevin A. Ryan)

                /s/ RICHARD R. WEST                  Director                            July 20, 1999
---------------------------------------------------
                 (Richard R. West)

                 /s/ ARTHUR ZEIKEL                   Director                            July 20, 1999
---------------------------------------------------
                  (Arthur Zeikel)

                                 EXHIBIT INDEX



EXHIBITS      DESCRIPTION
--------      -----------
  (j)         Form of Custodian Contract between the Fund and State Street
              Bank and Trust Company.
  (k)         Form of Registrar, Transfer Agency and Service Agreement
              between the Fund and State Street Bank and Trust Company.
  (l)         Opinion and Consent of Brown & Wood LLP.
  (n)(2)      Consent of Deloitte & Touche LLP, independent auditors for the Fund.
  (p)         Certificate of Fund Asset Management, L.P.